Exhibit 24.1

                              RJR ACQUISITION CORP.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN and McDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement or registration statements on S-3 regarding the offering of debt securities by R.J. Reynolds Tobacco Holdings, Inc., and the related guarantees of such securities by R. J. Reynolds Tobacco Company and RJR Acquisition Corp., and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney this 12th day of March, 2001.

/s/ Charles A. Blixt
--------------------------------------------------         President (principal executive officer)
Charles A. Blixt

/s/ Kenneth J. Lapiejko                                    Vice President and Assistant Treasurer (principal
--------------------------------------------------         financial officer and principal accounting officer)
Kenneth J. Lapiejko

/s/ Lynn L. Lane
--------------------------------------------------         Vice President, Treasurer and Director
Lynn L. Lane

/s/ McDara P. Folan, III
--------------------------------------------------         Vice President, Secretary and Director
McDara P. Folan, III

/s/ Caroline M. Price
--------------------------------------------------         Assistant Treasurer, Assistant Secretary and Director
Caroline M. Price